VALIC COMPANY I

Supplement to the Statutory Prospectus dated October 1, 2011

The following changes apply to the Asset Allocation Fund, Global Social Awareness Fund and the International Equities Fund (the “Funds”):

Effective February 13, 2012, in each Fund Summary, in the Investment Adviser section, the information about the current portfolio manager Timothy Campion is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title

Kate Faraday	2012	Vice President and Portfolio Manager/ Trader, Structured Equity

In the Management section under Investment Sub-Advisers — PineBridge Investments, LLC (“PineBridge”), all reference to Timothy Campion with respect to the Funds is deleted in its entirety. The portfolio management information is supplemented as follows:

Kate Faraday, Vice President and Portfolio Manager/Trader, Structured Equity, is responsible for portfolio management and trading on the group’s passive and research enhanced strategies. Ms. Faraday joined the firm in 2007. From 2004 to 2006, Ms. Faraday was an equity trader at KR Capital Advisors.

The following changes apply to the Mid Cap Index Fund, Nasdaq-100 Index Fund, Small Cap Index Fund and Stock Index Fund (the “Index Funds”):

Effective February 16, 2012, in each Fund Summary, in the Investment Adviser section, the information about the current portfolio manager Brendan Voege is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title

Timothy Campion	2012	Vice President and Portfolio Manager

In the Management section under Investment Sub-Advisers — SunAmerica Asset Management Corp. (“SAAMCo”), all reference to Brendan Voege with respect to the Index Funds is deleted in its entirety. The portfolio management information is supplemented as follows:

Timothy Campion serves as the portfolio manager of the Nasdaq-100 Index Fund, Small Cap Index Fund and Stock Index Fund. Mr. Campion, Vice President and Portfolio Manager, joined SAAMCo in February 2012. He is a quantitative analyst, evaluating portfolios on the theory and application of attribution, risk characteristics, and style analysis. Prior to joining SAAMCo, he was Vice President and Portfolio Manager at PineBridge since 1999.

Dated: February 16, 2012

VALIC COMPANY I

Supplement to the Statement of Additional Information dated January 1, 2012

Effective February 13, 2012, under the heading PORTFOLIO MANAGERS, under the section Other Accounts with regard to PineBridge Investments, LLC (“PineBridge”) all reference to Timothy Campion is deleted and the chart is supplemented with the following.

Effective December 23, 2011, under the heading PORTFOLIO MANAGERS, under the section Other Accounts with regard to SunAmerica Asset Management Corp. (“SAAMCo”) all reference to James Kurtz is deleted and replaced with Brendan Voege. Effective February 16, 2012, reference to Brendan Voege, with respect to the Mid Cap Index, Nasdaq-100 Index, Small Cap Index and Stock Index Funds, is deleted and the chart is supplemented with the following:

Portfolio			Other Accounts (As of May 31, 2011)*
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Advisers/ Subadviser	Portfolio Managers	No. of Accounts	Assets (in $ millions)	No. of Accounts	Total Assets (in $millions)	No. of Accounts	Total Assets (in $millions)

Asset Allocation	PineBridge	Faraday, Kate	—	—	—	—	—	—

Global Social Awareness	PineBridge	Faraday, Kate	—	—	—	—	—	—

International Equities	PineBridge	Faraday, Kate	—	—	—	—	—	—

Mid Cap Index	SAAMCo	Campion, Timothy	10	$5,211.4	—	—	—	—

Nasdaq-100 Index	SAAMCo	Campion, Timothy	10	$7,381.2	—	—	—	—

Small Cap Index	SAAMCo	Campion, Timothy	10	$6,697.1	—	—	—	—

Stock Index	SAAMCo	Campion, Timothy	10	$4,254.7	—	—	—	—

* Information provided with respect to Mr. Campion is as of December 31, 2011.

Dated: February 16, 2012